Confidential Treatment Requested

EXHIBIT 99.2

October 3, 2002

Mr. Randy Fluitt
Executive Vice President
InterCept, Inc.
3150 Holcomb Bridge Road Suite 200
Norcross, GA 30071

Re:  Letter of Intent

Dear Mr. Fluitt:

We look forward to working with InterCept, Inc. (“InterCept”) as we evaluate a conversion of services to InterCept.

As we move forward with this evaluation, to meet the scheduling needs of Sovereign Bank (“Sovereign”), Sovereign and InterCept have agreed that InterCept will perform certain due diligence services (“Due Diligence Services”) prior to the execution of agreement(s) for services (“Definitive Agreements”).

After the date of this letter and up to the execution of the Definitive Agreements (for so long as the parties continue to work toward entering into the Definitive Agreements), each party will provide the other party with reasonable access to their respective books, records and properties for purposes of performing the Due Diligence Services. Either party can terminate negotiation of the Definitive Agreements at any time but upon such termination shall pay to the other party a fee in the amount of $**** (“Termination Fee”).

In furtherance of the negotiation of the Definitive Agreements, the parties have agreed on various material terms of their relationship to be incorporated into the Definitive Agreements, which terms are set forth on Exhibit A to this Letter of Intent.

The parties agree that the execution of the Definitive Agreements is an essential element of the transaction under consideration. Each party shall be free to terminate negotiations with the other or the Due Diligence Services for any or no reason whatsoever at any time prior to the execution of the Definitive Agreements without incurring liability to the other (except for breaches of the agreement between the parties regarding confidentiality, public announcements and payment of the Termination and Settlement Fees, as provided in this letter). Any rights, obligations and responsibilities beyond those described in this letter will be given effect only to the extent provided in, and upon the execution and delivery by both parties of, the Definitive Agreements. The engagement for services under consideration by Sovereign may be further negotiated, expanded, contracted or otherwise changed, terminated or abandoned.

The confidentiality agreement attached to this letter and independently executed by the parties shall survive the termination of this letter. Without the other party’s written permission, neither party shall make any public announcement regarding the negotiations or business discussions

Confidential Treatment Requested

between the parties contemplated hereunder, or disclose the existence or terms of this letter, except as required by law. Notwithstanding the foregoing sentence, the parties agree that a press release announcing the relationship between the parties, consistent with this letter, may be issued by the parties, subject to the review and approval of the press release by each of the parties, as well as to retract such press release should the Definitive Agreements not be consummated.

Please sign and return this letter by October 9, 2002 so the performance of the Due Diligence Services may begin in a timely manner.

Sincerely,

Sovereign Bank

By:	/s/ Paul A. Waters, Jr.
Paul A. Waters, Jr. Executive Director, Transaction Services

The foregoing reflects our mutual understanding and agreement to the binding and non-binding portions of this letter.

InterCept, Inc.

By:	/s/ Randy Fluitt
Randy Fluitt Executive Vice President
Date:	October 3, 2002

Confidential Treatment Requested
Exhibit A

(1)	Term of the Agreement

Term will begin upon the conversion of Sovereign’s New England region to InterCept’s system and shall continue for seventy two (72) months from the date of such conversion, said date to be documented in writing by the parties upon the completion of the conversion. Sovereign’s Mid-Atlantic region will be converted subsequent to the conversion of Sovereign’s New England region.

(2)	Implementation Fee

$****, payable to InterCept upon initial conversion.

(3)	Processing Fees

$**** per item based upon the volume and services contained in the proposal submitted to Sovereign by InterCept dated May 15, 2002.

(Example calculation: Based on the item volumes provided in the May 15, 2002 proposal summary, the annual processing fees would be $****.

InterCept will purchase insurance in an amount sufficient to cover the risks and liabilities inherent in their Services.

(4)	Liquidated Damages for Early Termination

(a) If the Definitive Agreements are terminated by either party for convenience, without cause or because of no fault of the other party during the first 12 months of the initial term after successful conversion of Sovereign’s New England region, the terminating party agrees to pay the other party liquidated damages equal to ****% of the average monthly fees paid to InterCept during the 3 months prior to termination multiplied by the number of months remaining in the initial 72 month term. Thereafter, the percentage in the above calculation shall be as follows:

****% of the average monthly fees if terminated during the second 12 months
****% of the average monthly fees if terminated during the third 12 months
****% of the average monthly fees if terminated during the fourth 12 months
****% of the average monthly fees if terminated during the fifth 12 months
****% of the average monthly fees if terminated during the sixth 12 months

(b) If the Definitive Agreements are terminated by either party prior to the successful conversion of Sovereign’s New England region or Mid-Atlantic region (for convenience,

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without cause or because of no fault of the other party), then the terminating party agrees to pay the other party capital costs actually incurred by such other party in connection with such conversion effort (net after resale or redeployment) and documented, in an amount not to exceed **** ($****).

(c) Should Sovereign terminate negotiation of the Definitive Agreements or terminate the Definitive Agreements prior to a successful conversion of its New England region to InterCept’s system (for any reason whatsoever), Sovereign shall pay to InterCept a fee in the amount of $**** (“Settlement Fee”).

If, in the event that InterCept is financially unable to fulfill its obligation under this Letter of Intent, InterCept will pay Sovereign $****.

If the Definitive Agreements are terminated by Sovereign for any reason during the first 12 months of the initial term after successful conversion of Sovereign’s New England region, Sovereign agrees to pay InterCept a Settlement Fee of $****, which is in addition to the terms of 4(a) above. Thereafter the Settlement Fee shall be as follows:

$**** if terminated during the second 12 months
$**** if terminated during the third 12 months
$**** if terminated during the fourth 12 months
$**** if terminated during the fifth 12 months
$**** if terminated during the sixth 12 months

(5)     InterCept stock

Sovereign, or its affiliate designee, shall receive 375,000 shares of unregistered InterCept common stock. The shares issued to Sovereign are not forfeitable with respect to InterCept and shall be deemed fully-paid and non-assessable. InterCept shall have no right to require Sovereign to return such shares. Such shares shall be issued upon the execution of this Letter of Intent. Sovereign will not transfer the stock except pursuant to a registration under the ’33 act or a valid exemption under applicable federal or state law. InterCept and Sovereign hereby agree that InterCept shall provide Sovereign piggy-back registration rights with respect to a public offering of InterCept stock on such terms and conditions as mutually agreed upon by the parties.

In connection with the issuance of the InterCept common stock contemplated by this Section 5, Sovereign represents to InterCept that it is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, and that it has obtained and reviewed copies of reports filed by InterCept during the period of 24 months prior to this Letter of Intent under the Securities Exchange Act of 1934.

****	Omitted pursuant to a request for confidential treatment and filed separately with the Commission.